[PHOTO]

VANGUARD
U.S. GROWTH
PORTFOLIO

Annual Report | August 31, 1997

[PHOTO]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--some 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

[PHOTO]

                     John J. Brennan
                           President
John C.  Bogle
Chairman

CONTENTS
A MESSAGE TO OUR SHAREHOLDERS                                             1
THE MARKETS IN PERSPECTIVE                                                3
REPORT FROM THE ADVISER                                                   5
PERFORMANCE SUMMARY                                                       7
PORTFOLIO PROFILE                                                         8
FINANCIAL STATEMENTS                                                     10
REPORT OF INDEPENDENT ACCOUNTANTS                                        16

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

Propelled by a powerful surge in prices for U.S. stocks, Vanguard U.S. Growth Portfolio provided a remarkable return of +32.5% in the fiscal year ended August 31, 1997.

     While the gain was the fourth-highest for the Portfolio in the past quarter-century, and comparable to the average growth fund, it fell well short of the truly stupendous performance of the Standard & Poor's 500 Composite Stock Price Index. The table at right presents the fiscal year total returns (capital change plus reinvested dividends) of the U.S. Growth Portfolio, the unmanaged S&P 500 Index, and the average growth fund. Our Portfolio's return is based on an increase in net asset value from $22.62 per share on August 31, 1996, to $27.74 on August 31, 1997, with the ending net asset value adjusted for a dividend of $0.26 per share paid from net investment income and a distribution totaling $1.62 per share paid from net realized capital gains.


-------------------------------------------------------------
                                              TOTAL RETURNS
                                            FISCAL YEAR ENDED
                                             AUGUST 31, 1997
-------------------------------------------------------------
Vanguard U.S. Growth Portfolio                     +32.5%
-------------------------------------------------------------
Average Growth Fund                                +33.5%
-------------------------------------------------------------
S&P 500 Index                                      +40.6%
-------------------------------------------------------------

FISCAL 1997 PERFORMANCE OVERVIEW

For the third consecutive year, the U.S. stock market surged in the twelve months ended August 31, bringing its gain for the three years to an incredible 103%. Conditions remained ideal for equity investors. Robust growth in the economy and in corporate earnings continued, yet inflation decelerated and interest rates declined. On balance during the year, the yield on the benchmark 30-year U.S. Treasury bond declined by one-half percentage point, to 6.61%. Such good news heightened the already-ebullient mood of investors. By the end of the fiscal year, prices of the stocks constituting the S&P 500 Index were at or near historic highs in relation to such fundamentals as earnings, dividends, and book values.

     Our fiscal-year return of +32.5% was excellent on an absolute basis, and we virtually matched the +33.5% return on the average growth fund. However, we substantially lagged the eye-popping gain of +40.6% by the S&P 500 Index. Our adviser's stock selections, which powered the Portfolio to a big lead (6.6 percentage points) over the Index in fiscal 1996, were the main reason we fell short of the Index by a relatively comparable amount (8.1 percentage points) in fiscal 1997.

     In general, the Portfolio was in the "right" industry sectors--we had a heavier presence than the Index in the high-flying technology sector (17% for the Portfolio during the year versus 12% for the Index) and were nearly absent from the market-lagging utilities sector, which makes up about 9% of the Index. However, our holdings' performance within most sectors did not keep pace with the market's. For example, while technology stocks in your Portfolio returned +50% during the fiscal year, they rose some +80% for the Index, led by gains averaging +145% for three of its largest components: Intel, Microsoft, and Compaq. The average growth fund tends to have even larger concentrations in technology stocks than does the Portfolio (roughly 25% of assets versus our 17% weighting), which was a clear advantage in such a year.

LONG-TERM PERFORMANCE OVERVIEW

As we said last year, when the U.S. Growth Portfolio significantly outpaced both of its comparative benchmarks, we hope that our shareholders bring a long-term, not a short-term, commitment to the fund. Over the long term--the ten years since Lincoln Capital Management became the Portfolio's investment adviser--our record is quite good. We outdistanced the average growth fund by 2% a year and edged the S&P 500 Index by an average of 0.2% annually. If such margins seem modest, the long-term effects are decidedly not modest. As the table at left shows, an annual difference of 2 percentage points over ten years amounts to more than $6,000 on an initial investment of $10,000, or more than 60% of the original investment.

----------------------------------------------------------------------
                                             TOTAL RETURNS
                                    10 YEARS ENDED AUGUST 31, 1997
                                 -------------------------------------
                                  AVERAGE             FINAL VALUE OF
                                   ANNUAL                A $10,000
                                    RATE            INITIAL INVESTMENT
----------------------------------------------------------------------
Vanguard U.S. Growth Portfolio     +14.1%                  $37,522
----------------------------------------------------------------------
Average Growth Fund                +12.1%                  $31,402
----------------------------------------------------------------------
S&P 500 Index                      +13.9%                  $36,711
----------------------------------------------------------------------

     While we wish it were, our past performance relative to our benchmarks is not necessarily a sign of things to come. No one can foretell how we'll do against our peers or the Index. And we strongly emphasize that the absolute returns from the past decade are unlikely to be repeated. The Index return of 13.9% annually over the past ten years is well above the very-long-term average of just under 11% a year earned by stocks. It would not be unreasonable to expect returns over the next decade to be considerably lower than those that stocks have provided over the past decade.

     Now that Lincoln has completed a decade as our adviser, we'd like to use this anniversary as an opportunity to express our thanks for the task its team has performed so ably. The firm has held to the principles and strategies that caused us to retain it in 1987. In this era of portfolio manager "stars" whose longevity with a fund is often astonishingly brief, Lincoln's staff has remained largely intact, with solid additions to ensure management continuity. The Portfolio retains its focus on large, proven, financially strong corporations with solid prospects for long-term earnings growth. This steadfastness is, we think, what sound long-term investing is all about.

IN SUMMARY

The fiscal year ended August 31 was the ninth consecutive year in which the U.S. Growth Portfolio produced a positive return. Over the past three years, large-capitalization U.S. stocks have had an extraordinary run, with both your Portfolio and the S&P 500 Index providing cumulative returns exceeding 100%. Such remarkable results are gratifying, but should hardly be taken for granted. Indeed, they are highly unlikely to recur. After such a period, rewards may be uppermost in investors' minds. But risk is the flip side of reward, and the ever-present risks of investing in stocks are especially evident now.

     So we suggest that you bear in mind both risk and reward in constructing a portfolio of stock funds, bond funds, and reserves in proportions suitable to your investment goals, time horizon, and tolerance for market downturns. "Be prepared" is not a bad motto to pair with our recurring counsel that you "stay the course" toward your long-term objectives.


/s/ JOHN C. BOGLE                                 /s/ JOHN J. BRENNAN

John C. Bogle                                     John J. Brennan

September 12, 1997

THE MARKETS IN PERSPECTIVE

Year Ended August 31, 1997

U.S. EQUITY MARKETS

To say that investors in financial assets fared well over the fiscal year ended August 31, 1997, is to be guilty of understatement. Virtually across the board, returns in the equity and bond markets ranged from quite strong to exceptional, relative to historical averages. These results can be attributed to three factors: continued solid economic growth; harnessed inflation, remaining at levels not experienced since the 1960s; and growth in corporate profits that was not only impressive but exceeded expectations. The most surprising aspect of this remarkable period is that the rate of inflation actually continued to decline despite robust growth and a very low level of unemployment. According to traditional economic theory, inflation should have accelerated rather than slowed at this point in the economic cycle. The most widely accepted explanation for this paradox involves ongoing and substantial productivity gains that are not apparent from the productivity measures in use today. Reports indicate that even the Federal Reserve Board is otherwise at a loss to explain the current "economic nirvana."

     The performance of large-capitalization U.S. common stocks was nothing short of spectacular during the past year, as illustrated by the 40.6% gain generated by the Standard & Poor's 500 Composite Stock Price Index. This advance ranks among the top 5% for all 12-month periods in the last 20 years. The best-performing sectors were technology and financial services, with increases of 80.5% and 51.9%, respectively. The surge in technology reflects the exceptional strength in corporate spending on this industry's products, particularly desktop computers, networking equipment, and software. By contrast, utility stocks could be considered laggards despite their overall return of 18.8%.


------------------------------------------------------------------------
                                            AVERAGE ANNUALIZED RETURNS
                                           PERIODS ENDED AUGUST 31, 1997
                                          ------------------------------
                                             1 YEAR   3 YEARS  5 YEARS
------------------------------------------------------------------------
EQUITY
  S&P 500 Index                               40.6%     26.6%   19.8%
  Russell 2000 Index                          29.0      20.0    19.4
  MSCI EAFE Index                              9.4       6.0    11.0
------------------------------------------------------------------------
FIXED-INCOME
  Lehman Aggregate Bond Index                 10.0%      8.4%    6.9%
  Lehman 10-Year Municipal Bond Index          9.3       7.7     7.3
  Salomon Brothers Three-Month
     U.S. Treasury Bill Index                  5.3       5.4     4.6
------------------------------------------------------------------------
OTHER
  Consumer Price Index                         2.2%      2.6%    2.7%
------------------------------------------------------------------------

     The performance of small-company stocks, while it failed to match the outsized advance of the S&P 500 Index, cannot be characterized as weak during this period--the Russell 2000 Index gained 29.0%. The difference in return between large and small companies can be attributed, at least in part, to the superior earnings growth achieved by larger companies during the past 24 months. In addition, large companies generated better-than-expected earnings 60% of the time over the past year, compared to only 40% for small firms. Within sectors, the most dramatic difference between large and small companies appeared in technology issues. In the Russell 2000 Index, technology stocks advanced "only" 32.9% in aggregate, nearly 50 percentage points less than their large-company counterparts.

U.S. FIXED-INCOME MARKETS

The fixed-income markets also rewarded investors over the past year, as rates fell across the yield curve. For example, the rates on 1-, 5-, 10-, and 30-year U.S. Treasury issues fell 0.33%, 0.51%, 0.60%, and 0.51%, respectively, from August 31, 1996, to August 31, 1997. These declines reflect the continued good news regarding inflation and the relative dormancy of the Federal Reserve. The benefit of the drop in rates can be seen in the 10.0% return of the Lehman Brothers Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as illustrated by the 15.2% gain of the Lehman High Yield Bond Index. The strength of the economy combined with the lack of inflationary pressure produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Investments in non-U.S. common stocks did not match the gains in domestic equities, with the Morgan Stanley Capital International Europe, Australasia, Far East Index advancing 9.4% in dollars. This Index's relatively modest performance masks the fact that the European markets were very strong during the past year, gaining 42.2% in local currency terms and 26.2% in dollars, while many of the Pacific Basin markets were weak, down 0.7% in local currency and 9.8% in dollars. The Japanese market declined 11.4% in dollars and 1.9% in yen terms, despite signs of a strengthening economy. Smaller Asian markets, such as Malaysia (losing 28.9% in local terms and 39.2% in dollars), suffered from a variety of challenges, including overvalued currencies, rising interest rates, and poor earnings.

REPORT FROM THE ADVISER

Vanguard U.S. Growth Portfolio investors enjoyed a gigantic total return of 32.5% in fiscal 1997. This was the third-best result in our ten-year tenure as adviser to the Portfolio. A year ago we somewhat humbly remarked of our fiscal 1996 return, which at 25.3% was well above those of our comparative benchmarks, that it had left us "a bit surprised." We hoped, privately, that it was an indication that we had become a bit smarter. It turns out we hadn't. Comparative returns for the just-completed fiscal year were among our least satisfactory. After beating the Standard & Poor's 500 Composite Stock Price Index by more than 6 percentage points in fiscal 1996, we trailed it by 8.1 percentage points in fiscal 1997. What a difference a year makes!

     The Message To Shareholders, beginning on page 1, touches on the reasons for the strong equity market, which provided a tailwind for the U.S. Growth Portfolio. But why did we lag the various market indexes (basically tying the average return of our peer growth mutual funds)? There are two principal reasons. First, earnings shortfalls on some important holdings, such as Eastman Kodak and AT&T, led to declines in the prices of those stocks. Second, after three years of excellent stock selection in the technology area, our good fortune reversed in a year of powerful returns for the sector.


----------------------------------------------------------
                    TEN LARGEST STOCKS
----------------------------------------------------------
                                              PERCENTAGE
COMPANY                                      OF NET ASSETS
----------------------------------------------------------
  1. Intel Corp.                                4.7%
  2. Monsanto Co.                               4.6
  3. Philip Morris Cos., Inc.                   4.6
  4. Cisco Systems, Inc.                        4.1
  5. Procter & Gamble Co.                       4.0
  6. The Coca-Cola Co.                          3.7
  7. Pfizer, Inc.                               3.4
  8. Bristol-Myers Squibb Co.                   3.3
  9. American Home Products Corp.               3.3
 10. Microsoft Corp.                            3.1
----------------------------------------------------------

     To put it mildly, we had a frustrating time of it.

     Looking ahead, we can say that the character of our individual stock holdings has not changed--they are mostly large, good-quality, moderately growing companies. Our fundamental research by experienced analysts continues unabated. Our valuation disciplines are continually becoming more sophisticated. Turnover remains moderate--35% for fiscal 1997. Our industry diversification continues to approximate that of the major growth indexes, and we remain sensitive to our active stock bets--that is, where we have materially larger or smaller holdings than the relevant indexes. Our ten largest holdings continue to account for a substantial 39% of the Portfolio's net assets. We continue to make decisions through a collegial, team approach.

     In sum, the character of the firm, its philosophy, and its processes remain reassuringly stable.

     During the fiscal year the number of companies held declined from 60 to
53. Our two largest purchases were Microsoft and Monsanto. The largest sales were AT&T and Eastman Kodak, both now eliminated from the Portfolio. Among our ten largest holdings as of August 31, shown in the table above, five are new to the list since last year. But four of these were important holdings a year ago, and only one, Microsoft, was entirely new to the Portfolio (and even it had been owned several years ago). In short, an important element of consistency continues among our holdings.

     Within the context of a stock market that is materially higher than one year ago--with roughly one-third of its rise due to higher earnings estimates and two-thirds due to higher price/earnings ratios--your U.S. Growth Portfolio holdings appear attractive.


David Fowler, Portfolio Manager
Parker Hall, Portfolio Manager
Lincoln Capital Management Company

September 9, 1997



INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by emphasizing investments in high-quality, established growth companies that sell at reasonable prices in relation to expected earnings and to valuations in the broad stock market.

PERFORMANCE SUMMARY
U.S. Growth Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: AUGUST 31, 1977-AUGUST 31, 1997
-----------------------------------------
         U.S. GROWTH PORTFOLIO    S&P 500
FISCAL  CAPITAL  INCOME   TOTAL    TOTAL
YEAR    RETURN   RETURN  RETURN    RETURN
-----------------------------------------
1978     19.9%    2.5%    22.4%    12.4%
1979     10.5     2.7     13.2     11.6
1980     11.9     3.7     15.6     18.2
1981      8.5     3.2     11.7      5.4
1982     -4.8     3.5     -1.3      3.2
1983     51.3     4.2     55.5     44.0
1984      0.9     1.9      2.8      6.1
1985     16.4     3.7     20.1     18.3
1986     23.6     3.0     26.6     39.1
1987     15.1     2.7     17.8     34.5
1988    -23.5     1.9    -21.6    -17.8
1989     39.6     1.1     40.7     39.2
1990      3.7     1.3      5.0     -5.0
1991     31.9     2.4     34.3     26.9
1992      7.5     1.3      8.8      7.9
1993      0.5     1.2      1.7     15.2
1994      5.5     1.5      7.0      5.5
1995     21.3     1.5     22.8     21.4
1996     23.5     1.8     25.3     18.7
1997     31.1     1.4     32.5     40.6
-----------------------------------------

See Financial Highlights table on page 14 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: AUGUST 31, 1987-AUGUST 31, 1997
--------------------------------------------------------------------------------

              U.S. GROWTH       AVERAGE         S&P 500
MONTH/YEAR     PORTFOLIO      GROWTH FUND        INDEX
----------    -----------     -----------       -------
  Aug-87       $10,000        $10,000           $10,000
  Nov-87         7,007          7,130             7,042
  Feb-88         8,210          8,395             8,265
  May-88         7,860          8,360             8,168
  Aug-88         7,838          8,432             8,221
  Nov-88         8,166          8,641             8,685
  Feb-89         8,694          9,296             9,247
  May-89         9,961         10,415            10,357
  Aug-89        11,030         11,294            11,447
  Nov-89        11,272         11,098            11,363
  Feb-90        10,959         10,653            10,995
  May-90        12,633         11,718            12,077
  Aug-90        11,584         10,491            10,877
  Nov-90        11,417         10,297            10,969
  Feb-91        13,907         12,111            12,607
  May-91        14,885         12,999            13,502
  Aug-91        15,555         13,367            13,803
  Nov-91        15,010         12,978            13,200
  Feb-92        16,859         14,699            14,623
  May-92        16,778         14,249            14,832
  Aug-92        16,928         14,021            14,897
  Nov-92        17,987         15,253            15,639
  Feb-93        17,225         15,482            16,181
  May-93        16,956         15,971            16,554
  Aug-93        17,213         16,660            17,163
  Nov-93        17,517         16,720            17,218
  Feb-94        18,034         17,432            17,529
  May-94        17,821         16,726            17,259
  Aug-94        18,414         17,353            18,102
  Nov-94        18,153         16,662            17,398
  Feb-95        19,638         17,565            18,820
  May-95        21,583         18,957            20,743
  Aug-95        22,603         20,831            21,984
  Nov-95        25,400         21,844            23,832
  Feb-96        27,316         22,892            25,351
  May-96        28,543         24,488            26,642
  Aug-96        28,318         23,494            26,101
  Nov-96        32,862         26,496            30,472
  Feb-97        34,154         27,061            31,983
  May-97        36,711         28,730            34,479
  Aug-97        37,522         31,402            36,711



-----------------------------------------------------------------------------------------
                                  AVERAGE ANNUAL TOTAL RETURNS
                                 PERIODS ENDED AUGUST 31, 1997
                               -----------------------------------      FINAL VALUE OF A
                                1 YEAR      5 YEARS     10 YEARS       $10,000 INVESTMENT
-----------------------------------------------------------------------------------------
U.S. Growth Portfolio            32.50%      17.26%      14.14%               $37,522
Average Growth Fund              33.51       17.45       12.12                 31,402
S&P 500 Index                    40.65       19.77       13.89                 36,711
-----------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
--------------------------------------------------------------------------------------
                                                                      10 YEARS
                                 INCEPTION                    ------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME  TOTAL
--------------------------------------------------------------------------------------
U.S. Growth Portfolio              1/6/59   29.24%   18.05%    13.14%   1.57%   14.71%
--------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
U.S. Growth Portfolio

This Profile provides a snapshot of the Portfolio's characteristics as of August 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
--------------------------------------------------
                         U.S. GROWTH     S&P 500
--------------------------------------------------
Number of Stocks                  54         500
Median Market Cap             $50.0B      $32.6B
Price/Earnings Ratio           27.2x       20.6x
Price/Book Ratio                6.5x        3.8x
Yield                           1.0%        1.7%
Return on Equity               25.6%       20.3%
Earnings Growth Rate           22.7%       18.0%
Foreign Holdings                5.2%        2.0%
Turnover Rate                    35%         --
Expense Ratio                  0.42%         --
Cash Reserves                   4.0%         --

VOLATILITY MEASURES
--------------------------------------------------
                         U.S. GROWTH     S&P 500
--------------------------------------------------
R-Squared                       0.90        1.00
Beta                            0.99        1.00

INVESTMENT FOCUS
--------------------------------------------------
[GRAPHIC]

TEN LARGEST STOCKS (% OF TOTAL NET ASSETS)
-----------------------------------------
Intel Corp.                          4.7%
Monsanto Co.                         4.6
Philip Morris Cos., Inc.             4.6
Cisco Systems, Inc.                  4.1
Procter & Gamble Co.                 4.0
The Coca-Cola Co.                    3.7
Pfizer, Inc.                         3.4
Bristol-Myers Squibb Co.             3.3
American Home Products Corp.         3.3
Microsoft Corp.                      3.1
-----------------------------------------
Top Ten Total                       38.8%


SECTOR DIVERSIFICATION (% OF COMMON STOCK)
-------------------------------------------------------------------------------------
                                          AUGUST 31, 1996        AUGUST 31, 1997
                                       ----------------------------------------------
                                           U.S. GROWTH      U.S. GROWTH      S&P 500
                                       ----------------------------------------------
Auto & Transportation   . . . . . .             0.0%            0.0%           3.6%
Consumer Discretionary  . . . . . .            14.5             9.6            9.6
Consumer Staples  . . . . . . . . .            19.0            23.8           11.0
Energy  . . . . . . . . . . . . . .             0.4             1.4            1.4
Financial Services    . . . . . . .            14.8            12.7           16.5
Health Care   . . . . . . . . . . .            20.4            18.5           10.6
Integrated Oils   . . . . . . . . .             0.0             0.0            7.7
Materials & Processing    . . . . .             6.2             8.6            7.0
Producer Durables   . . . . . . . .             4.4             3.4            4.6
Technology    . . . . . . . . . . .            15.6            20.0           13.5
Utilities   . . . . . . . . . . . .             4.7             0.0            9.0
Other   . . . . . . . . . . . . . .             0.0             2.0            5.5
-------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a portfolio.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a portfolio's investments represented by stocks or American Depository Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a portfolio in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. The midpoint of market capitalization (market price x shares outstanding) of the stocks in a portfolio. Half the stocks in the portfolio have higher market capitalizations and half lower.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a portfolio, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a portfolio, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a portfolio, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a portfolio's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST STOCKS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a portfolio's income from interest and dividends. The yield, expressed as a percentage of the portfolio's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FINANCIAL STATEMENTS
August 31, 1997

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, preferred stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
U.S. GROWTH PORTFOLIO                             SHARES            (000)
--------------------------------------------------------------------------
COMMON STOCKS (96.0%)
--------------------------------------------------------------------------
CONSUMER DISCRETIONARY (9.2%)
      Carnival Corp. Class A                   1,400,000    $      61,337
      The Walt Disney Co.                      1,400,000          107,537
      Lowe's Cos., Inc.                        2,200,000           76,038
      Mattel, Inc.                             3,200,000          107,000
      May Department Stores Co.                1,800,000           96,862
      Sears, Roebuck & Co.                     2,700,000          153,225
      Service Corp. International              1,600,000           51,200
      Warnaco Group                            1,000,000           32,438
                                                            --------------
                                                                  685,637
                                                            --------------
CONSUMER STAPLES (22.8%)
      CVS Corp.                                  160,000            9,020
      Campbell Soup Co.                        2,000,000           92,750
      The Coca-Cola Co.                        4,770,000          273,381
      Coca-Cola Enterprises, Inc.              1,090,000           29,975
      Colgate-Palmolive Co.                    1,400,000           87,850
      Gillette Co.                             2,050,000          169,766
      PepsiCo, Inc.                            6,100,000          219,600
      Philip Morris Cos., Inc.                 7,900,000          344,637
      Procter & Gamble Co.                     2,220,000          295,399
      Unilever NV                                810,000          163,012
      Unilever PLC ADR                           125,000           14,055
                                                            --------------
                                                                1,699,445
                                                            --------------
ENERGY (1.3%)
      Renaissance Energy Ltd.                  1,400,000           36,047
      Talisman Energy, Inc.                    1,900,000           62,195
                                                            --------------
                                                                   98,242
                                                            --------------
FINANCIAL SERVICES (12.2%)
      American International
        Group, Inc.                            1,820,000          171,762
      Automatic Data
        Processing, Inc.                       3,700,000          168,581
      Chase Manhattan Corp.                    1,440,000          160,110
      First Data Corp.                         3,600,000          147,825
      Household International, Inc.            1,400,000          155,312
      Norwest Corp.                            1,600,000           91,900
      Paychex, Inc.                              470,000           15,951
                                                            --------------
                                                                  911,441
                                                            --------------
HEALTH CARE (17.7%)
      American Home Products Corp.             3,440,000          247,680
      Bristol-Myers Squibb Co.                 3,260,000          247,760
      Cardinal Health, Inc.                    1,230,000           81,487
-     HealthCare COMPARE Corp.                   700,000           38,763
      Johnson & Johnson                        1,900,000          107,706
      Eli Lilly & Co.                          1,430,000          149,614
      Pfizer, Inc.                             4,600,000          254,725
-     Quintiles Transnational Corp.              800,000           62,400
      SmithKline Beecham PLC ADR               3,020,000          130,804
                                                            --------------
                                                                1,320,939
                                                            --------------
MATERIALS & PROCESSING (8.3%)
      W.R. Grace & Co.                         2,470,000          169,967
      Illinois Tool Works, Inc.                1,300,000           62,888
      Kimberly-Clark Corp.                       800,000           37,950
      Monsanto Co.                             7,850,000          344,909
                                                            --------------
                                                                  615,714
                                                            --------------
PRODUCER DURABLES (3.3%)
      The Boeing Co.                           2,900,000          157,869
      Honeywell, Inc.                            700,000           48,388
      Molex, Inc. Class A                      1,030,000           37,338
                                                            --------------
                                                                  243,595
                                                            --------------
TECHNOLOGY (19.2%)
-     Altera Corp.                             1,740,000           92,546
-     Cisco Systems, Inc.                      4,010,000          302,003
-     DSC Communications Corp.                 1,000,000           29,063
      Hewlett-Packard Co.                      3,150,000          193,134

--------------------------------------------------------------------------
                                                                   MARKET
                                                                   VALUE*
                                                  SHARES            (000)
--------------------------------------------------------------------------
      Intel Corp.                              3,800,000   $      349,362
      Linear Technology Corp.                    510,000           33,405
-     Microsoft Corp.                          1,750,000          231,328
-     Oracle Corp.                             4,050,000          154,153
-     Xilinx, Inc.                               930,000           44,059
                                                            --------------
                                                                1,429,053
                                                            --------------
OTHER (2.0%)
      General Electric Co.                     2,320,000          145,000
                                                            --------------
--------------------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $4,702,643)                                               7,149,066
--------------------------------------------------------------------------

                                                     FACE
                                                   AMOUNT
                                                    (000)
--------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (4.3%)
--------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
      Obligations in a Pooled
      Cash Account
      5.56%, 9/2/97
      (COST $322,218)                           $322,218          322,218
--------------------------------------------------------------------------
TOTAL INVESTMENTS (100.3%)
      (COST $5,024,861)                                         7,471,284
--------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.3%)
--------------------------------------------------------------------------
Other Assets--Note C                                               43,591
Liabilities                                                       (69,622)
                                                            --------------
                                                                  (26,031)
--------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------
Applicable to 268,407,090 outstanding
      $1.00 par value shares
      (authorized 500,000,000 shares)                          $7,445,253
==========================================================================

NET ASSET VALUE PER SHARE                                          $27.74
==========================================================================

 *See Note A in Notes to Financial Statements.
 -Non-Income Producing Security.
 ADR--American Depository Receipt.

                                                  AMOUNT              PER
                                                   (000)           SHARE*
--------------------------------------------------------------------------
AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------
Paid in Capital                               $4,793,358           $17.86
Undistributed Net
  Investment Income                               46,007              .17
Accumulated Net
  Realized Gains                                 159,465              .59
Unrealized Appreciation--
  Note E                                       2,446,423             9.12
--------------------------------------------------------------------------
NET ASSETS                                    $7,445,253           $27.74
==========================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period.

-------------------------------------------------------------------------------------
                                                               U.S. GROWTH PORTFOLIO
                                                          YEAR ENDED AUGUST 31, 1997
                                                                               (000)
-------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends                                                              $   77,701
   Interest                                                                   16,605
                                                                          -----------
      Total Income                                                            94,306
                                                                          -----------
EXPENSES
   Investment Advisory Fees--Note B                                            8,475
   The Vanguard Group--Note C
      Management and Administrative                                           15,165
      Marketing and Distribution                                               1,409
   Taxes (other than income taxes)                                               450
   Custodian Fees                                                                 14
   Auditing Fees                                                                   9
   Shareholders' Reports                                                         215
   Annual Meeting and Proxy Costs                                                 36
   Directors' Fees and Expenses                                                   16
                                                                          -----------
      Total Expenses                                                          25,789
      Expenses Paid Indirectly--Note C                                        (1,161)
                                                                          -----------
      Net Expenses                                                            24,628
-------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                         69,678
-------------------------------------------------------------------------------------
REALIZED NET GAIN ON INVESTMENT SECURITIES SOLD                              219,862
-------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES  1,317,765
-------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                      $1,607,305
=====================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-------------------------------------------------------------------------------------
                                                               U.S. GROWTH PORTFOLIO
                                                               YEAR ENDED AUGUST 31,
                                                            -------------------------
                                                                  1997          1996
                                                                 (000)         (000)
-------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                    $  069,678    $  051,249
   Realized Net Gain                                           219,862       307,968
   Change in Unrealized Appreciation (Depreciation)          1,317,765       440,659
                                                           --------------------------
      Net Increase in Net Assets Resulting from Operations   1,607,305       799,876
                                                           --------------------------
DISTRIBUTIONS
   Net Investment Income                                       (55,435)      (49,433)
   Realized Capital Gain                                      (345,580)      (97,161)
                                                           --------------------------
      Total Distributions                                     (401,015)     (146,594)
                                                           --------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                    2,522,416     1,561,164
   Issued in Lieu of Cash Distributions                        391,848       131,833
   Redeemed                                                 (1,219,565)     (791,065)
                                                           --------------------------
      Net Increase from Capital Share Transactions           1,694,699       901,932
-------------------------------------------------------------------------------------
   Total Increase                                            2,900,989     1,555,214
-------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                         4,544,264     2,989,050
                                                           --------------------------
   End of Year                                              $7,445,253    $4,544,264
=====================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                       98,030        72,254
   Issued in Lieu of Cash Distributions                         16,774         6,579
   Redeemed                                                    (47,275)      (36,694)
                                                           --------------------------
      Net Increase in Shares Outstanding                        67,529        42,139
=====================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

---------------------------------------------------------------------------------------------------------------------
                                                                                U.S. GROWTH PORTFOLIO
                                                                                YEAR ENDED AUGUST 31,
                                                              -------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                          1997       1996     1995       1994       1993
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $22.62     $18.83   $15.52     $14.71     $14.71
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                               .27        .26      .25        .20        .21
   Net Realized and Unrealized Gain (Loss) on Investments             6.73       4.39     3.24        .82        .05
                                                              -------------------------------------------------------
      Total from Investment Operations                                7.00       4.65     3.49       1.02        .26
                                                              -------------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                               (.26)      (.29)    (.18)      (.21)      (.18)
   Distributions from Realized Capital Gains                         (1.62)      (.57)      --         --       (.08)
                                                              -------------------------------------------------------
      Total Distributions                                            (1.88)      (.86)    (.18)      (.21)      (.26)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $27.74     $22.62   $18.83     $15.52     $14.71
=====================================================================================================================

TOTAL RETURN                                                        32.50%     25.28%   22.75%      6.98%      1.69%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                               $7,445     $4,544   $2,989     $1,963     $1,954
   Ratio of Total Expenses to Average Net Assets                     0.42%      0.43%    0.47%      0.52%      0.49%
   Ratio of Net Investment Income to Average Net Assets              1.13%      1.32%    1.59%      1.30%      1.50%
   Portfolio Turnover Rate                                             35%        44%      32%        47%        37%
   Average Commission Rate Paid                                     $.0493     $.0492      N/A        N/A        N/A
---------------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Growth Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Securities listed on an exchange are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

    2. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    3. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

    5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Lincoln Capital Management Company provides investment advisory services to the Portfolio for a fee calculated at an annual percentage rate of average net assets. For the year ended August 31, 1997, the advisory fee represented an effective annual rate of 0.14% of the Portfolio's average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the Board of Directors. At August 31, 1997, the Portfolio had contributed capital of $556,000 to Vanguard (included in Other Assets), representing 2.8% of Vanguard's capitalization. The Portfolio's Directors and officers are also Directors and officers of Vanguard.

    Vanguard has asked the Portfolio's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Portfolio part of the commissions generated. Such rebates are used solely to reduce the Portfolio's administrative expenses. For the year ended August 31, 1997, these arrangements reduced the Portfolio's expenses by $1,161,000 (an annual rate of 0.02% of average net assets).

D. During the year ended August 31, 1997, the Portfolio purchased $3,442,596,000 of investment securities and sold $2,069,213,000 of investment securities other than temporary cash investments.

E. At August 31, 1997, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was $2,446,423,000, consisting of unrealized gains of $2,472,390,000 on securities that had risen in value since their purchase and $25,967,000 in unrealized losses on securities that had fallen in value since their purchase.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Shareholders and
Board of Directors of
Vanguard U.S. Growth Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard U.S. Growth Portfolio (the "Portfolio") at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

October 3, 1997

  SPECIAL 1997 TAX INFORMATION (UNAUDITED) FOR VANGUARD U.S. GROWTH PORTFOLIO

  This information for the fiscal year ended August 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

       The Portfolio designates $217,573,000 as capital gain dividends (from net long-term capital gains), of which $59,653,000 was distributed to shareholders in December 1996. The balance of $157,920,000, along with any additional gains realized through October 31, 1997, will be distributed in December 1997.

       For corporate shareholders, 97.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

[PHOTO]

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.

OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

 "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and
  "500" are trademarks of The McGraw-Hill Companies, Inc. Frank Russell
      Company is the owner of trademarks and copyrights relating to the
           Russell Indexes. "Wilshire 4500" and "Wilshire 5000" are
                      trademarks of Wilshire Associates.

[PHOTO]

THE VANGUARD
FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS

  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds (CA, NJ, NY, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds (CA, FL, NJ, NY, OH, PA)

Q230-8/97 | (C) 1997 Vanguard Marketing Corporation, Distributor


FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

http://www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, Pennsylvania 19482

VANGUARD
INTERNATIONAL GROWTH
PORTFOLIO

Annual Report - August 31, 1997

[PHOTO]

[THE VANGUARD GROUP LOGO]

[FLAGS]

OUR CREW MAKES THE DIFFERENCE

Throughout our history, The Vanguard Group has received considerable attention as the low-cost provider of mutual funds. While such accolades are gratifying, we are most proud, not of our low operating expenses or the billions of dollars we manage, but of our sterling reputation created by the Vanguard crew.

     We recognize that it is our crew members--some 6,000 highly motivated men and women--who form the cornerstone of our operations. As with any cornerstone, we could not survive long--let alone prosper--without it. That's why we chose this fiscal year's annual report to celebrate the spirit, enthusiasm, and achievements of our crew. (We call those who work at Vanguard crew members, not employees, because they operate as a team to accomplish our mission of serving you, our clients.)

     But while we prize the collective contributions of our crew, we also take time to recognize the importance of the individual. Each calendar quarter, we present our Award For Excellence to a handful of crew members who have demonstrated particular excellence in the performance of their jobs and who embody "The Vanguard Spirit." Our report cover shows only a few of the more than 300 crew members who have received this distinction since 1984.

     They, along with the rest of our valiant crew, look forward to serving you in the years ahead.

                [PHOTO]

John C.  Bogle            John J. Brennan
Chairman                  President


   CONTENTS

   A Message To Our Shareholders                                          1
                                --------------------------------------
   The Markets In Perspective                                             3
                             -----------------------------------------
   Report From The Adviser                                                5
                          --------------------------------------------
   Performance Summary                                                    7
                      ------------------------------------------------
   Portfolio Profile                                                      8
                    --------------------------------------------------
   Financial Statements                                                  10
                       -----------------------------------------------
   Report Of Independent Accountants                                     19
                                    ----------------------------------

All comparative mutual fund data are from Lipper Analytical Services, Inc., or Morningstar unless otherwise noted.

FELLOW SHAREHOLDER,

   Vanguard International Growth Portfolio earned +15.8% in the fiscal year ended August 31, 1997. This represents the net result of a banner year of returns abroad (the weak Japanese market was an important exception), sharply reduced for U.S. investors by the strength of the dollar against most other currencies. Even so, your Portfolio's performance was excellent in absolute terms and in comparison both with competing mutual funds and international stock market indexes.

   The table at right presents the total returns (capital change plus reinvested dividends) of the Portfolio and of its primary performance benchmarks: the average international mutual fund and the unmanaged Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. The Portfolio's return is based on an increase in net asset value from $16.13 per share on August 31, 1996, to $17.86 on August 31, 1997, with the latter figure adjusted for a dividend of $0.19 per share paid from net investment income and a distribution of $0.55 per share paid from net realized capital gains.

----------------------------------------------------------------
                                                 TOTAL RETURNS
                                               FISCAL YEAR ENDED
                                                AUGUST 31, 1997
----------------------------------------------------------------
Vanguard International Growth Portfolio             +15.8%
----------------------------------------------------------------
Average International Fund                          +14.0%
----------------------------------------------------------------
MSCI EAFE Index                                     + 9.4%
----------------------------------------------------------------

FISCAL 1997 PERFORMANCE OVERVIEW

The international business outlook generally brightened during the year. Investor optimism about equities--already high in America--spread to most other markets. Europe's bourses were especially buoyant, with returns averaging +42.2% in local currency terms, even a tad higher than the truly remarkable +40.6% return in the United States on the Standard & Poor's 500 Composite Stock Price Index. Japan was a far different story. There stock prices traced a V shape, falling sharply during the first half of the fiscal year, then rallying to finish the period with a slight decline in local currency terms. The performances of emerging stock markets varied widely, with exceptional gains in Latin America and mixed results in Asia.

     Currency exchange rates had a big impact on the returns U.S. investors received. During fiscal 1997, the dollar rose in value against most other currencies, which cut returns to U.S. investors by more than 50%, from +21.8% to +9.4%, a pattern reflected in the table at right.

---------------------------------------------------------------------------------
                                                      TOTAL RETURNS
                                                     12 MONTHS ENDED
                                                     AUGUST 31, 1997
                                         ----------------------------------------
                                         BASED ON
                                          LOCAL         CURRENCY       BASED ON
STOCK MARKET INDEX                       CURRENCY        EFFECT      U.S. DOLLARS
---------------------------------------------------------------------------------
MSCI EAFE                                 +21.8%         -12.4%         + 9.4%
---------------------------------------------------------------------------------
European*                                 +42.2%         -16.0%         +26.2%
Pacific*                                  - 0.7          - 9.1          - 9.8
Select Emerging Markets*                  +30.0          -29.0          + 1.0
---------------------------------------------------------------------------------
U.S. (S&P 500 Index)                      +40.6%            --          +40.6%
---------------------------------------------------------------------------------

*Morgan Stanley Capital International indexes.

     To be sure, currency risk is not a one-way street. When the dollar falls versus other currencies, returns from abroad are enhanced for U.S. investors. The unpredictability of currency fluctuations explains why returns on foreign stocks often do not correlate with those on U.S. stocks, which, in turn, is why international stocks should help to diversify portfolios containing U.S. securities.

     The +15.8% return on the International Growth Portfolio in fiscal 1997 was nearly

2 percentage points higher than the average international fund's return and more than 6 percentage points ahead of the return on the EAFE Index. Excellent stock selection--especially in Japan--by our adviser, Schroder Capital Management International, was a key factor in our strong showing. Also, we had a heavier exposure than most funds to the Netherlands, a leader in Europe's stock surge. On the negative side of the ledger, we were underweighted in the United Kingdom, a strong performer.

     Compared with the Index, most mutual funds--including your Portfolio--benefited from a lower weighting in Japanese stocks. While Japanese stocks constituted nearly one-third of the EAFE Index during the year, they made up, on average, about 26% of the Portfolio's net assets. The average international fund had an even lighter commitment (around 15% of assets) to Japanese stocks. Fortunately, our holdings in Japan earned a return of about +13% versus a decline of roughly -11% for the Japanese market as a whole.

LONG-TERM PERFORMANCE OVERVIEW

One year--even a good one--is not particularly meaningful in judging a mutual fund's merits. We urge shareholders to consider their investment in the Portfolio a long-term commitment, and we take pride in our record. The table below displays the past decade's results for the Portfolio, our average peer, and the EAFE Index.

------------------------------------------------------------------
                                           TOTAL RETURNS
                                   10 YEARS ENDED AUGUST 31, 1997
                                   -------------------------------
                                     AVERAGE      FINAL VALUE OF
                                      ANNUAL        A $10,000
                                       RATE     INITIAL INVESTMENT
------------------------------------------------------------------
Vanguard International
  Growth Portfolio                    +8.4%          $22,451
------------------------------------------------------------------
Average International Fund            +7.0%          $19,592
------------------------------------------------------------------
MSCI EAFE Index                       +5.5%          $17,067
------------------------------------------------------------------

     While our returns during the decade were nicely superior to those earned by our comparative standards, the period was surely disappointing for U.S. investors in international stocks. The S&P 500 Index averaged an annual return of 13.9% during the decade, 21/2 times the 5.5% return on the EAFE Index. The Index's anemic return was importantly shaped by the weak Japanese market, with a negative average return of -1.1%. As a result, the Japanese market, which represented 55% of the market capitalization of the EAFE Index when the decade began, had fallen to 31% at its close.

     Future returns may prove to be either higher or lower than the disappointing results of the past decade. But we believe the Portfolio has an enduring advantage: Our annual operating expenses amount to 0.57% of net assets, more than a percentage point below the average international fund's expense ratio of about 1.70%. We expect this cost advantage to give the Portfolio a head start each year in its quest to provide superior returns.

IN SUMMARY

International stocks, by adding diversification and the prospect of competitive returns, play an important role in an investment program that also contains domestic equity funds, bond funds, and cash reserves. Such balanced portfolios, we believe, can help investors to stay the course toward their long-term objectives.


/s/ JOHN C. BOGLE                                          /s/ JOHN J. BRENNAN

John C. Bogle                                              John J. Brennan

September 17, 1997

THE MARKETS IN PERSPECTIVE
Year Ended August 31, 1997


U.S. EQUITY MARKETS

To say that investors in financial assets fared well over the fiscal year ended August 31, 1997, is to be guilty of understatement. Virtually across the board, returns in the equity and bond markets ranged from quite strong to exceptional, relative to historical averages. These results can be attributed to three factors: continued solid economic growth; harnessed inflation, remaining at levels not experienced since the 1960s; and growth in corporate profits that was not only impressive but exceeded expectations. The most surprising aspect of this remarkable period is that the rate of inflation actually continued to decline despite robust growth and a very low level of unemployment. According to traditional economic theory, inflation should have accelerated rather than slowed at this point in the economic cycle. The most widely accepted explanation for this paradox involves ongoing and substantial productivity gains that are not apparent from the productivity measures in use today. Reports indicate that even the Federal Reserve Board is otherwise at a loss to explain the current "economic nirvana."

     The performance of large-capitalization U.S. common stocks was nothing short of spectacular during the past year, as illustrated by the 40.6% gain generated by the Standard & Poor's 500 Composite Stock Price Index. This advance ranks among the top 5% for all 12-month periods in the last 20 years. The best-performing sectors were technology and financial services, with increases of 80.5% and 51.9%, respectively. The surge in technology reflects the exceptional strength incorporate spending on this industry's products, particularly desktop computers, networking equipment, and software. By contrast, utility stocks could be considered laggards despite their overall return of 18.8%.

--------------------------------------------------------------------
                                        AVERAGE ANNUALIZED RETURNS
                                       PERIODS ENDED AUGUST 31, 1997
                                       -----------------------------
                                        1 YEAR   3 YEARS    5 YEARS
--------------------------------------------------------------------
EQUITY
  S&P 500 Index                          40.6%     26.6%    19.8%
  Russell 2000 Index                     29.0      20.0     19.4
  MSCI EAFE Index                         9.4       6.0     11.0
--------------------------------------------------------------------
FIXED-INCOME
  Lehman Aggregate Bond Index            10.0%      8.4%     6.9%
  Lehman 10-Year Municipal Bond Index     9.3       7.7      7.3
  Salomon Brothers Three-Month
     U.S. Treasury Bill Index             5.3       5.4      4.6
--------------------------------------------------------------------
OTHER
  Consumer Price Index                    2.2%      2.6%     2.7%
--------------------------------------------------------------------

  The performance of small-company stocks, while it failed to match the outsized advance of the S&P 500 Index, cannot be characterized as weak during this period--the Russell 2000 Index gained 29.0%. The difference in return between large and small companies can be attributed, at least in part, to the superior earnings growth achieved by larger companies during the past 24 months. In addition, large companies generated better-than-expected earnings 60% of the time over the past year, compared to only 40% for small firms. Within sectors, the most dramatic difference between large and small companies appeared in technology issues. In the Russell 2000 Index, technology stocks advanced "only" 32.9% in aggregate, nearly 50 percentage points less than their large-company counterparts.

U.S. FIXED-INCOME MARKETS

The fixed-income markets also rewarded investors over the past year, as rates fell across the yield curve. For example, the rates on 1-, 5-, 10-, and 30-year U.S. Treasury issues fell 0.33%, 0.51%, 0.60%, and 0.51%, respectively, from August 31, 1996, to August 31, 1997. These declines reflect the continued good news regarding inflation and the relative dormancy of the Federal Reserve. The benefit of the drop in rates can be seen in the 10.0% return of the Lehman Brothers Aggregate Bond Index, the broadest measure of investment-grade issues. Investors in lower-quality securities fared even better, as illustrated by the 15.2% gain of the Lehman High Yield Bond Index. The strength of the economy combined with the lack of inflationary pressure produced an ideal environment for junk bonds.

INTERNATIONAL EQUITY MARKETS

Investments in non-U.S. common stocks did not match the gains in domestic equities, with the Morgan Stanley Capital International Europe, Australasia, Far East Index advancing 9.4% in dollars. This Index's relatively modest performance masks the fact that the European markets were very strong during the past year, gaining 42.2% in local currency terms and 26.2% in dollars, while many of the Pacific Basin markets were weak, down 0.7% in local currency and 9.8% in dollars. The Japanese market declined 11.4% in dollars and 1.9% in yen terms, despite signs of a strengthening economy. Smaller Asian markets, such as Malaysia (losing 28.9% in local terms and 39.2% in dollars), suffered from a variety of challenges, including overvalued currencies, rising interest rates, and poor earnings.

REPORT FROM THE ADVISER

   Vanguard International Growth Portfolio provided a total return of 15.8% during fiscal 1997, which ended on August 31. This exceeded the performance of both the Morgan Stanley Capital International Europe, Australasia, Far East Index, which returned 9.4% during the year, and the average international equity mutual fund, which achieved 14.0%.

   Diversified portfolios invariably contain both good and relatively bad news. This past year has been more extreme than usual. Continental European currencies fell, on average, by some 17% against the U.S. dollar, but their equity markets soared by 50% in local currency terms. The U.K. market rose by "only" 27% in local terms, but the pound sterling rose 4% against the dollar. The Japanese market appeared to break the mold as the market index fell 2% in yen terms, even though the yen fell 10% versus the dollar. But the pattern was not so different in Japan when you focus on the stocks in the Portfolio, which rose by nearly 25% in yen terms against the weak currency background. In the developed Southeast Asia countries, Hong Kong was up over 20%, while Malaysia fell by roughly 40% in dollar terms. Finally, among emerging markets, Latin America rose by more than 40%, while the Asian markets fell 18%.

   Some of these contrasts seem self-explanatory: Continental European markets rose, in part, because their currencies were weak, and the U.K. market would have risen more had the pound sterling's strength not damaged the profits of U.K. exporters. By the same token, some of our stock performance in Japan came from the boost to companies' profits caused by the weak yen. However, elsewhere in Asia and in Latin America, stock markets simply reflected--and in some cases exaggerated--varied local economic conditions.

   Markets usually perform best when there is spare capacity in the economy and growth is just beginning to pick up. This was the case in many continental European countries last year, with the Netherlands among those leading the procession and Germany, Switzerland, and France trailing it. The German, Swiss, and French economies are still in the early stages of recovery, which suggests that their markets have strong reasons to rise further. But any ascent will have to surmount "walls of fear" because stock prices have risen dramatically over the past two years. I have begun to take some profits, but have done so selectively because many of the companies in the Portfolio are restructuring both industrially and financially and their results for at least the next two years will provide more-than-adequate support for their share prices.

   The United Kingdom, like the United States, is at a more advanced stage in the economic cycle; monetary policy has already been tightened to dampen growth, and there are strong expectations that it will be tightened further over the next six months. Although U.K. stocks are among the cheapest in Europe, there will be good reason for this if monetary policy is further tightened. The Portfolio's exposure to the United Kingdom, at 9.3%, is the lowest it has been in many years.

   We began to look for opportunities to add to our holdings in Asia during the past few months--first in Japan, then in Hong Kong, and most recently in the smaller countries. Investors now have very modest expectations for Japan, and the market would be receptive to a positive surprise. The best surprise would be signs that Japanese consumers were ready to increase spending, but tax increases there in April have diminished disposable income, and the employment outlook is not yet encouraging enough to prompt people to spend more. Foreign trade remains strong and so does investment spending by companies, but these factors have yet to boost consumer confidence.

   The obverse of a dull jobs environment is continued cost-cutting by Japanese companies, particularly those that compete globally. These are predominant in our Portfolio, and their continued successes have produced strong performance for us, as mentioned earlier. The balance sheets of companies in the Portfolio are flush with cash, and we are aware that the emergence of share buybacks would provide a considerable further stimulus to these stocks' prices. Buybacks are practicable under newly changed Japanese tax law, but we do not expect companies to move rapidly in this direction. The emergence of executive stock-option schemes helps by making Japanese companies more conscious of boosting shareholder value, but this too will only slowly grow in popularity.

   We increased exposure to Hong Kong because we anticipated a successful handover of the territory to China, and we take an increasingly positive view of economic developments there. The recent currency turmoil in southern Asia has affected sentiment in Hong Kong's stock market but should not materially affect developments in China or Hong Kong. It is less easy to be sanguine about near-term prospects in Malaysia and the smaller emerging markets of Asia. We have negligible exposure to Thailand, the epicenter of the problems, but have been taken aback by the spread of the currency difficulties to the sounder economies of Indonesia and the Philippines. That said, these markets have fallen sharply in U.S. dollar terms, and many industrial and commercial stocks will be well placed to recover strongly; banks, on the other hand, remain vulnerable to bad-debt problems resulting from the crisis. We have insignificant exposure to banks in the area.

   In contrast to Southeast Asia, Latin American markets have been very strong and have provided the highest return to the Portfolio of any region in fiscal 1997. We continue to limit our holdings in emerging markets. The past year provides ample proof of the riskiness of individual markets and of the benefits of diversification.

Richard Foulkes
Schroder Capital Management International

September 15, 1997


INVESTMENT PHILOSOPHY

The adviser believes that superior long-term investment results can be achieved by selecting the stocks of companies with the potential for above-average earnings growth, with particular emphasis on companies in countries with favorable business and market environments.

PERFORMANCE SUMMARY
International Growth Portfolio

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the Portfolio. Note, too, that both share price and return can fluctuate widely so that an investment in the Portfolio could lose money.

TOTAL INVESTMENT RETURNS: SEPTEMBER 30, 1981-AUGUST 31, 1997
------------------------------------------
INTERNATIONAL GROWTH PORTFOLIO   MSCI EAFE
FISCAL  CAPITAL  INCOME   TOTAL    TOTAL
YEAR    RETURN   RETURN  RETURN    RETURN
------------------------------------------
1982     -5.7%    0.0%    -5.7%     -4.7%
1983     57.1     4.3     61.4      31.0
1984      5.7     1.6      7.3      14.7
1985     15.7     2.1     17.8      32.3
1986     96.4     2.5     98.9     103.7
1987     31.2     0.8     32.0      46.0
1988    -10.8     0.9     -9.9      -6.2
1989     22.7     1.8     24.5      22.4
1990      4.0     1.2      5.2     -11.8
1991     -6.8     1.7     -5.1      -0.3
1992     -0.4     1.9      1.5       0.4
1993     18.4     2.7     21.1      27.1
1994     19.5     0.9     20.4      11.1
1995      2.4     1.4      3.8       0.8
1996     11.3     1.4     12.7       8.2
1997     14.5     1.3     15.8       9.4

See Financial Highlights table on page 16 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: AUGUST 31, 1987-AUGUST 31, 1997
--------------------------------------------------------------------------------
                                          AVERAGE
                  INTERNATIONAL       INTERNATIONAL            MSCI
MONTH-YEAR      GROWTH PORTFOLIO           FUND              EAFE INDEX
----------      ---------------        -------------         ----------

  Aug-87            $10,000               $10,000             $10,000
  Nov-87              8,044                 7,700               8,552
  Feb-88              9,085                 8,434               9,568
  May-88              9,508                 8,856               9,979
  Aug-88              9,008                 8,421               9,375
  Nov-88             10,059                 9,419              11,261
  Feb-89              9,977                 9,746              11,589
  May-89              9,871                 9,772              10,850
  Aug-89             11,213                10,608              11,473
  Nov-89             11,793                10,954              12,100
  Feb-90             11,702                11,027              11,244
  May-90             12,271                11,618              11,141
  Aug-90             11,802                10,985              10,119
  Nov-90             10,862                10,210               9,481
  Feb-91             12,111                11,229              11,023
  May-91             11,709                11,174              10,581
  Aug-91             11,199                10,965              10,084
  Nov-91             10,894                10,943              10,307
  Feb-92             11,377                11,561              10,237
  May-92             11,847                11,970              10,259
  Aug-92             11,366                11,335              10,129
  Nov-92             10,716                10,835               9,506
  Feb-93             10,978                11,302               9,851
  May-93             12,580                12,843              11,983
  Aug-93             13,759                13,798              12,877
  Nov-93             14,022                13,976              11,849
  Feb-94             16,018                15,885              13,749
  May-94             15,706                15,475              13,645
  Aug-94             16,572                16,185              14,311
  Nov-94             15,810                15,293              13,643
  Feb-95             14,913                14,397              13,172
  May-95             16,621                15,452              14,359
  Aug-95             17,194                15,986              14,425
  Nov-95             17,452                16,037              14,721
  Feb-96             18,601                16,972              15,440
  May-96             19,562                17,769              15,939
  Aug-96             19,382                17,416              15,606
  Nov-96             20,655                18,393              16,500
  Feb-97             20,968                18,667              15,986
  May-97             22,904                19,818              17,191
  Aug-97             22,439                19,592              17,067



                                AVERAGE ANNUAL TOTAL RETURNS
                               -----------------------------
                               PERIODS ENDED AUGUST 31, 1997      FINAL VALUE OF A
                                1 YEAR  5 YEARS   10 YEARS       $10,000 INVESTMENT
-----------------------------------------------------------------------------------
International Growth Portfolio  15.84%   14.58%     8.42%             $22,451
Average International Fund      13.97    11.52      6.96               19,592
MSCI EAFE Index                  9.36    11.00      5.49               17,067
-----------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED JUNE 30, 1997*
--------------------------------------------------------------------------------------
                                                                       10 YEARS
                                 INCEPTION                    ------------------------
                                   DATE     1 YEAR  5 YEARS   CAPITAL   INCOME  TOTAL
--------------------------------------------------------------------------------------
International Growth Portfolio    9/30/81   22.19%   15.68%    8.60%    1.53%   10.13%
--------------------------------------------------------------------------------------

*SEC rules require that we provide this average annual total return information through the latest calendar quarter.

PORTFOLIO PROFILE
International Growth Portfolio


This Profile provides a snapshot of the Portfolio's characteristics as of August 31, 1997, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 9.

PORTFOLIO CHARACTERISTICS
-----------------------------------------
                 INTERNATIONAL       MSCI
                        GROWTH       EAFE
-----------------------------------------
Number of Stocks           178      1,083
Turnover Rate              22%         --
Expense Ratio            0.57%         --
Cash Reserves             6.0%         --

PORTFOLIO ALLOCATION
-----------------------------------------
Europe                    32%
Pacific (minus Japan)     12%
Japan                     28%
Emerging Markets           7%
Other                      1%

VOLATILITY MEASURES
-----------------------------------------
                 INTERNATIONAL       MSCI
                        GROWTH       EAFE
-----------------------------------------
R-Squared                 0.86       1.00
Beta                      0.94       1.00

COUNTRY DIVERSIFICATION (% OF COMMON STOCK)
-----------------------------------------
                 INTERNATIONAL       MSCI
                        GROWTH       EAFE
-----------------------------------------
Argentina                 0.4%        --
Australia                 1.3        2.7%
Austria                   0.3        0.4
Belgium                    --        1.2
Brazil                    2.2         --
Canada                    0.8         --
Chile                     0.3         --
Denmark                   0.7        0.9
Finland                    --        0.7
France                    8.5        6.7
Germany                   6.5        9.5
Hong Kong                 6.9        3.8
Indonesia                 0.7         --
Italy                     0.4        3.1
Japan                    28.4       31.1
Korea                     1.1         --
Malaysia                  1.7        1.8
Mexico                    1.0         --
Netherlands              11.2        5.3
Philippines               1.1         --
Singapore                 1.9        1.1
Spain                      --        2.2
Sweden                    1.7        2.5
Switzerland              12.7        6.5
Thailand                  0.3         --
United Kingdom            9.9       19.3
Other                      --        1.2
-----------------------------------------
Total                   100.0%     100.0%

TEN LARGEST STOCKS (% OF TOTAL NET ASSETS)
-----------------------------------------
Novartis AG (Registered)             4.2%
ING Groep NV                         3.9
ABB AG (Bearer)                      3.3
Takeda Chemical Industries Ltd.      3.0
Fuji Photo Film Co., Ltd.            2.7
Elf Aquitaine SA                     2.4
Philips Electronics NV               2.4
Veba AG                              1.9
British Petroleum Co., PLC           1.9
Murata Manufacturing Co., Ltd.       1.8
-----------------------------------------
Top Ten                             27.5%

BETA. A measure of the magnitude of a portfolio's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a portfolio with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a portfolio's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing investments.

COUNTRY DIVERSIFICATION. The percentages of a portfolio's common stock invested in securities of various countries.

EXPENSE RATIO. The percentage of a portfolio's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a portfolio holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PORTFOLIO ALLOCATION. This chart shows the geographic distribution of a portfolio's holdings.

R-SQUARED. A measure of how much of a portfolio's past returns can be explained by the returns from the overall market (or its benchmark index). If a portfolio's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a portfolio's returns bore no relationship to the market's returns, its R-squared would be 0.

TEN LARGEST STOCKS. The percentage of net assets that a portfolio has invested in its ten largest holdings. (The average for stock mutual funds is about 30%). As this percentage rises, a portfolio's returns are likely to be more volatile, since its return is more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Portfolios with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

FINANCIAL STATEMENTS
August 31, 1997


STATEMENT OF NET ASSETS

This Statement provides a detailed list of the Portfolio's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by country. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the Portfolio's Net Assets. Finally, Net Assets are divided by the outstanding shares of the Portfolio to arrive at its share price, or Net Asset Value (NAV) Per Share.

    At the end of the Statement of Net Assets, you will find a table displaying the composition of the Portfolio's net assets on both a dollar and per-share basis. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the Portfolio had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the Portfolio's investments and their cost, and reflects the gains (losses) that would be realized if the Portfolio were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------
                                                                     MARKET
INTERNATIONAL                                                        VALUE*
GROWTH PORTFOLIO                                 SHARES               (000)
---------------------------------------------------------------------------
COMMON STOCKS (94.0%)
---------------------------------------------------------------------------
ARGENTINA (0.3%)
     Banco de Galicia y Buenos
       Aires SA de CV ADR                       250,000       $       7,406
     YPF SA ADR                                 500,000              16,282
                                                              -------------
                                                                     23,688
                                                              -------------
AUSTRALIA (1.3%)
     Australia & New Zealand Bank
       Group Ltd.                               814,000               5,847
     Broken Hill Proprietary Ltd.             1,210,500              15,185
     Lend Lease Corp.                           321,031               6,921
     Lion Nathan Ltd.                         2,176,000               5,545
     Mayne Nickless Ltd.                      1,325,000               7,571
     Mount Isa Mines Holdings Ltd.            2,820,000               3,376
     National Australia Bank Ltd.               373,000               5,177
     News Corp. Ltd.                          1,512,763               6,813
     Normandy Mining Ltd.                     3,183,212               3,857
#    Normandy Mining Ltd.
       Warrants Exp. 4/30/01                     16,450                   3
     QNI Ltd.                                 3,000,000               4,517
     Tabcorp Holdings Ltd.                    1,755,400               8,741
     WMC Ltd.                                   594,937               3,015
     Westfield Holdings Ltd.                    400,000               7,142
     Westpac Banking Corp., Ltd.              1,073,000               6,218
                                                              -------------
                                                                     89,928
                                                              -------------
AUSTRIA (0.3%)
#    Bank Austria AG Pfd.                       515,622              19,496

BRAZIL (2.1%)
     Companhia Energetica de
       Minas Gerais Pfd.                    269,500,000              12,095
     Telecomunicacoes
       Brasileiras SA                       297,460,000              31,877
     Telecomunicacoes
       Brasileiras SA ADR                       439,000              51,802
     Telecomunicacoes
       Brasileiras SA Pfd.                  313,665,755              36,774
     Usiminas-Usinas
       Siderurgicas de Minas
       Gerais SA ADR                            490,000               4,900
     Usiminas-Usinas
       Siderurgicas de Minas
       Gerais SA Pfd.                           961,215               9,772
                                                              -------------
                                                                    147,220
                                                              -------------
CANADA (0.7%)
     Noranda, Inc.                            2,557,000              50,000
                                                              -------------
CHILE (0.3%)
     Chilectra SA ADR                           250,000               7,813
     Compania de
       Telecomunicaciones de
       Chile SA ADR                             229,500               6,899
     Sociedad Quimica y Minera
       de Chile ADR                             120,000               7,245
                                                              -------------
                                                                     21,957
                                                              -------------
DENMARK (0.7%)
     Den Danske Bank A/S                        506,000              47,982
                                                              -------------

---------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
                                                 SHARES               (000)
---------------------------------------------------------------------------
FINLAND
     Rauma Oy                                    14,187       $         294
                                                              -------------
FRANCE (8.0%)
     Compagnie de Saint-Gobain SA               359,405              49,417
     Compagnie des Gaz de Petrole
       Primagaz SA                               84,668               7,189
#    Compagnie des Gaz de Petrole
       Primagaz SA
       Warrants Exp. 6/30/98                      7,697                 120
     Compagnie Generale des
       Eaux SA                                  761,337              85,102
#    Compagnie Generale des
       Eaux SA Warrants Exp. 5/2/01             580,500                 325
     Compagnie Generale des
       Establissements Michelin
       SCA B Shares                           1,011,111              56,844
     Elf Aquitaine SA                         1,531,000             170,376
     SGS-Thomson Microelectronics
       NV NY Shares                             900,800              83,662
     Synthelabo SA                              316,440              38,241
     Total SA B Shares                          552,000              51,782
     Valeo SA                                   447,000              26,899
                                                              -------------
                                                                    569,957
                                                              -------------
GERMANY (6.1%)
     Adidas AG                                  264,000              31,897
     Bayer AG                                 2,650,000              97,762
     Friederich Grohe AG Pfd.                    18,747               5,207
     Hoechst AG                                 500,000              19,846
     Linde AG                                    60,000              40,496
     Mannesmann AG                              125,000              58,050
     SGL Carbon AG                               60,000               7,466
     Siemens AG                                 608,000              37,389
     Veba AG                                  2,500,000             136,099
                                                              -------------
                                                                    434,212
                                                              -------------
HONG KONG (6.5%)
     Cheung Kong Holdings Ltd.                7,304,000              77,291
     China Resources
       Enterprise Ltd.                        3,070,000              12,876
     Citic Pacific Ltd.                       8,860,000              47,221
     HSBC Holdings PLC                        2,362,943              71,964
     Hong Kong Electric
       Holdings Ltd.                          6,214,000              21,732
     Hutchison Whampoa Ltd.                   8,406,000              69,968
     Mandarin Oriental
       International Ltd.                     4,311,369               4,829
     New World Development
       Co., Ltd.                              4,326,000              26,964
     Sun Hung Kai Properties Ltd.             6,043,400              68,630
     Swire Pacific Ltd. A Shares              4,704,000              35,967
     Wharf Holdings Ltd.                      5,500,000              19,909
                                                              -------------
                                                                    457,351
                                                              -------------
INDONESIA (0.6%)
     PT Bank Internasional
       Indonesia (Foreign)                   14,080,500               3,938
     PT Indofood Sukses Makmur
       (Foreign)                             12,660,460              16,308
     PT Telekomunikasi
       Indonesia ADR                            480,000               9,420
     PT Telekomunikasi Indonesia
       (Foreign)                             16,204,000              14,694
                                                              -------------
                                                                     44,360
                                                              -------------
ITALY (0.4%)
     Telecom Italia Mobile SPA                8,000,000              27,716
                                                              -------------
JAPAN (26.8%)
     Bridgestone Corp.                        4,755,000             105,544
     Chiyoda Fire & Marine
       Insurance Co., Ltd.                    2,000,000               7,100
     DDI Corp.                                    8,000              41,899
     Dai-Nippon Printing Co., Ltd.            2,921,000              61,193
     Dowa Fire & Marine
       Insurance Co.                          1,000,000               3,932
     East Japan Railway Co.                      14,000              64,012
     Fuji Photo Film Co., Ltd.                5,025,000             193,831
     Hirose Electric Co., Ltd.                  315,000              22,128
     Ito-Yokado Co., Ltd.                     1,980,000             106,991
     Keyence Corp.                              143,000              20,923
     Kuraray Co., Ltd.                        2,250,000              20,014
     Kyocera Corp.                              317,000              20,028
     Mabuchi Motor Co.                          731,000              39,014
     Matsushita Electric Industrial
       Co., Ltd.                              6,460,000             119,222
     Mitsui & Co., Ltd.                       8,100,000              66,260
     Mitsui Fudosan Co., Ltd.                 1,000,000              11,638
     Murata Manufacturing Co., Ltd.           3,112,000             127,026
     Nippon Fire & Marine
       Insurance Co., Ltd.                    1,000,000               4,323
     Nippon Steel Corp.                      25,000,000              63,596
     Nippon Television Network                  103,500              36,396
     Omron Corp.                              2,488,000              46,331
     SMC Corp.                                  986,000              82,788
     Shin-Etsu Chemical Co., Ltd.             1,050,000              26,885
     Showa Shell Sekiyu K.K.                  2,760,000              19,159
     Sumitomo Corp.                           6,300,000              52,373
     Sumitomo Electric
       Industries Ltd.                        3,000,000              45,390
     Takeda Chemical
       Industries Ltd.                        7,860,000             209,748
     Tokio Marine & Fire
       Insurance Co.                          7,140,000              81,912
     Tokyo Electron Ltd.                        437,500              23,823
     Toppan Printing Co., Ltd.                5,692,000              81,862
     Toyota Motor Corp.                       2,350,000              61,539
     Yamazaki Baking Co., Ltd.                  400,000               5,520
     Yasuda Fire & Marine
       Insurance Co.                          5,190,000              29,468
                                                              -------------
                                                                  1,901,868
                                                              -------------
KOREA (1.0%)
#    Daewoo Securities Co.                      550,000               8,837
     Korea Electric Power Corp.                 776,050              20,293
     L.G. Electronics Co.                       503,350              10,820
     Pohang Iron & Steel Co., Ltd.               80,000               6,929
     SK Telecom Co., Ltd.                        14,669              11,071
     Samsung Electronics Co.,
       Ltd. GDR                                   4,578                 250

---------------------------------------------------------------------------
                                                                     MARKET
INTERNATIONAL                                                        VALUE*
GROWTH PORTFOLIO                                 SHARES               (000)
---------------------------------------------------------------------------
#    Samsung Electronics Co.,
       Ltd. GDR 1/2 Non-Voting Stock            275,931       $       6,967
#    Samsung Electronics Co.,
       Ltd. GDR 1/2 Voting Stock                    483                  26
     Shinhan Bank Co.                           465,162               4,763
     Yukong Ltd.                                 36,010                 826
                                                              -------------
                                                                     70,782
                                                              -------------
MALAYSIA (1.6%)
     Genting Bhd.                             4,047,000              13,881
     Malayan Banking Bhd.                     4,333,000              28,832
     RHB Capital Bhd.                         3,996,000               6,853
     Sime Darby Bhd.                          7,105,000              16,815
     Telekom Malaysia Bhd.                    4,294,500              13,109
     Tenaga Nasional Bhd.                     6,954,000              20,751
     United Engineers
       Malaysia Bhd.                          3,981,000              16,249
                                                              -------------
                                                                    116,490
                                                              -------------
MEXICO (0.9%)
     Apasco SA de CV                          1,066,000               7,969
     Cemex SA de CV (CPO)                     3,114,720              15,254
     Cifra SA de CV Series A                  1,016,253               1,886
     Cifra SA de CV Series C                  8,309,000              14,778
#    Grupo Televisa SA GDR                      440,000              14,355
     Telefonos de Mexico SA
       Class L ADR                              200,000               9,175
                                                              -------------
                                                                     63,417
                                                              -------------
NETHERLANDS (10.5%)
     Baan Co., NV                               500,000              30,176
     Ceteco Holdings NV                         124,535               6,391
     Delft Instruments NV                       463,068               9,255
     Elsevier NV                              1,545,310              23,487
     Getronics NV                             2,296,274              69,689
     Hagemeyer NV                               497,636              25,662
     Heineken NV                                327,000              51,718
     ING Groep NV                             6,255,364             273,187
     Oce-Van Der Grinten NV                     500,382              59,040
     Philips Electronics NV                   2,362,000             168,660
     Verenigde Nederlandse
       Uitgeversbedrijven
       Verenigd Bezit                         1,270,000              26,572
                                                              -------------
                                                                    743,837
                                                              -------------
PHILIPPINES (1.0%)
     Ayala Land, Inc. Class B                42,402,243              20,922
     Meralco Class B                            179,400                 608
#    Meralco GDR                                514,286               8,712
     Metropolitan Bank & Trust Co.              660,000               7,273
     Philippine Long Distance
       Telephone Co.                          1,295,000              32,801
                                                              -------------
                                                                     70,316
                                                              -------------
SINGAPORE (1.8%)
     City Developments Ltd.                     496,000               3,132
     DBS Land Ltd.                            3,948,000              10,128
     Development Bank of
       Singapore Ltd. (Foreign)               1,820,000              19,253
     Keppel Corp. Ltd.                        3,878,000              13,845
     Oversea-Chinese Banking
        Corp., Ltd. (Foreign)                 1,575,420              12,291
     Singapore Airlines Ltd.
       (Foreign)                              2,495,000              18,145
     Singapore Press Holdings Ltd.
       (Foreign)                              1,784,320              22,532
     United Overseas Bank Ltd.
       (Foreign)                              2,184,000              16,894
     Wing Tai Holdings Ltd.                   4,074,000               8,619
                                                              -------------
                                                                    124,839
                                                              -------------
SWEDEN (1.6%)
     LM Ericsson Telephone AB
       B Shares                               1,100,000              45,956
     Svenska Handelsbanken AB
       A Shares                               2,200,000              67,813
                                                              -------------
                                                                    113,769
                                                              -------------
SWITZERLAND (11.9%)
     ABB AG (Bearer)                            156,700             231,551
     Adecco SA (Bearer)                         150,000              51,244
     Novartis AG (Registered)                   210,000             298,284
     Roche Holdings AG
       (Dividend-Right Certificates)             11,090              93,781
     Union Bank of Switzerland AG
       (Bearer)                                  85,500              84,976
     Zurich Insurance Co.
       (Registered)                             234,000              85,143
                                                              -------------
                                                                    844,979
                                                              -------------
THAILAND (0.3%)
     Land & House PLC (Foreign)               4,062,788               4,605
     PTT Exploration & Production
       PLC (Foreign)                            486,500               5,179
     Siam Cement PLC (Foreign)                  172,700               2,647
#    TelecomAsia PLC (Foreign)                  878,900                 771
     Thai Farmers Bank PLC
       (Foreign)                              1,048,900               3,006
     Total Access Communication
       PLC (Local)                            1,724,400               6,898
                                                              -------------
                                                                     23,106
                                                              -------------
UNITED KINGDOM (9.3%)
     Asda Group PLC                          26,750,000              62,472
     British Aerospace PLC                    2,700,000              63,231
#    British Aerospace PLC
       Warrants Exp. 11/15/00                   120,000               1,746
     British Airways PLC                      2,050,000              21,378
     British Land Co., PLC                    3,620,000              33,464
     British Petroleum Co., PLC               9,595,895             134,150
     Cable and Wireless PLC                   6,790,000              59,465
     David S. Smith Holdings PLC              3,500,000              12,034
     EMI Group PLC                            4,622,400              41,681
#    EMI Group PLC Class B                    1,100,000               1,784
     Enterprise Oil PLC                       3,300,000              36,982
     Reckitt & Colman PLC                     1,184,000              18,280
     Rio Tinto PLC                            1,460,000              23,051
     Tesco PLC                               10,000,000              66,818
     United News & Media PLC                  1,800,000              19,909
     Vodafone Group PLC                       3,600,000              18,041
     Zeneca Group PLC                         1,400,000              44,389
                                                              -------------
                                                                    658,875
                                                              -------------
---------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $5,325,358)                                            6,666,439
---------------------------------------------------------------------------

----------------------------------------------------------------------------
                                                   FACE              MARKET
                                                 AMOUNT              VALUE*
                                                  (000)               (000)
----------------------------------------------------------------------------
TEMPORARY CASH INVESTMENT (6.7%)
----------------------------------------------------------------------------
REPURCHASE AGREEMENT
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     5.56%, 9/2/97
     (COST $475,155)                           $475,155       $     475,155
----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.7%)
     (COST $5,800,513)                                            7,141,594
----------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.7%)
----------------------------------------------------------------------------
Other Assets--Notes C and F                                         261,310
Liabilities--Note F                                                (314,152)
                                                              --------------
                                                                    (52,842)
----------------------------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------------------------
Applicable to 396,989,644 outstanding
     $1.00 par value shares
     (authorized 550,000,000 shares)                          $   7,088,752
============================================================================

NET ASSET VALUE PER SHARE                                            $17.86
============================================================================

*See Note A in Notes to Financial Statements.
#Non-Income Producing Security.
ADR--American Depository Receipt.
GDR--Global Depository Receipt.


----------------------------------------------------------------------------
                                                 AMOUNT                 PER
                                                  (000)               SHARE
----------------------------------------------------------------------------
AT AUGUST 31, 1997, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------------
Paid in Capital                              $5,503,808              $13.86
Undistributed Net
     Investment Income--Note D                   58,733                 .15
Accumulated Net Realized
     Gains--Notes D and E                       196,419                 .49
Unrealized Appreciation
     (Depreciation)--Note E
     Investment Securities                    1,341,081                3.38
     Foreign Currencies and
     Forward Currency Contracts                 (11,289)               (.02)
----------------------------------------------------------------------------
NET ASSETS                                   $7,088,752              $17.86
============================================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by the Portfolio during the reporting period, and details the operating expenses charged to the Portfolio. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period--these amounts include the effect of foreign currency movements on the value of the Portfolio's securities. Currency gains (losses) on the translation of other assets and liabilities, combined with the results of any investments in forward currency contracts during the period, are shown separately.

--------------------------------------------------------------------------------------
                                                       INTERNATIONAL GROWTH PORTFOLIO
                                                           YEAR ENDED AUGUST 31, 1997
                                                                                (000)
--------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
   Dividends*                                                                $ 97,351
   Interest                                                                    12,457
                                                                             ---------
      Total Income                                                            109,808
                                                                             ---------
EXPENSES
   Investment Advisory Fees--Note B
      Basic Fee                                                                 8,245
      Performance Adjustment                                                    1,980
   The Vanguard Group--Note C
      Management and Administrative                                            18,164
      Marketing and Distribution                                                1,456
   Taxes (other than income taxes)                                                412
   Custodian Fees                                                               3,575
   Auditing Fees                                                                   10
   Shareholders' Reports                                                          338
   Annual Meeting and Proxy Costs                                                  51
   Directors' Fees and Expenses                                                    17
                                                                             ---------
      Total Expenses                                                           34,248
      Expenses Paid Indirectly--Note C                                           (472)
                                                                             ---------
      Net Expenses                                                             33,776
--------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                          76,032
--------------------------------------------------------------------------------------
REALIZED NET GAIN
   Investment Securities Sold                                                 135,492
   Foreign Currencies and Forward Currency Contracts                           69,760
--------------------------------------------------------------------------------------
REALIZED NET GAIN                                                             205,252
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
   Investment Securities                                                      518,516
   Foreign Currencies and Forward Currency Contracts                           (3,373)
--------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                              515,143
--------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                         $796,427
======================================================================================

*Dividends are net of foreign withholding taxes of $11,828,000.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the Portfolio's total net assets changed during the two most recent reporting periods. The Operations section summarizes information that is detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the Portfolio's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the Portfolio, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------
                                                              INTERNATIONAL GROWTH PORTFOLIO
                                                                   YEAR ENDED AUGUST 31,
                                                             ----------------------------------
                                                                 1997                  1996
                                                                 (000)                 (000)
-----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
   Net Investment Income                                     $   76,032             $   56,078
   Realized Net Gain                                            205,252                245,794
   Change in Unrealized Appreciation (Depreciation)             515,143                161,918
                                                             ----------------------------------
      Net Increase in Net Assets Resulting from Operations      796,427                463,790
                                                             ----------------------------------
DISTRIBUTIONS
   Net Investment Income                                        (61,180)               (47,382)
   Realized Capital Gain                                       (177,098)               (49,751)
                                                             ----------------------------------
      Total Distributions                                      (238,278)               (97,133)
                                                             ----------------------------------
CAPITAL SHARE TRANSACTIONS(1)
   Issued                                                     2,762,825              1,967,623
   Issued in Lieu of Cash Distributions                         218,868                 90,182
   Redeemed                                                  (1,448,315)              (780,882)
                                                             ----------------------------------
      Net Increase from Capital Share Transactions            1,533,378              1,276,923
-----------------------------------------------------------------------------------------------
   Total Increase                                             2,091,527              1,643,580
-----------------------------------------------------------------------------------------------
NET ASSETS
   Beginning of Year                                          4,997,225              3,353,645
                                                             ----------------------------------
   End of Year                                               $7,088,752             $4,997,225
===============================================================================================

(1)Shares Issued (Redeemed)
   Issued                                                       156,951                125,890
   Issued in Lieu of Cash Distributions                          13,654                  6,000
   Redeemed                                                     (83,511)               (50,140)
                                                             ----------------------------------
      Net Increase in Shares Outstanding                         87,094                 81,750
===============================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the Portfolio's investment results and distributions to shareholders on a per-share basis. It also presents the Portfolio's Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the Portfolio's net income and total returns from year to year; the relative contributions of net income and capital gains to the Portfolio's total return; how much it costs to operate the Portfolio; and the extent to which the Portfolio tends to distribute capital gains.

    The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the Portfolio for one year. Finally, the table lists the Portfolio's Average Commission Rate Paid, a disclosure required by the SEC beginning in 1996. This rate is calculated by dividing total commissions paid on portfolio securities by the total number of shares purchased and sold on which commissions were charged.

-------------------------------------------------------------------------------------------------------------
                                                                    INTERNATIONAL GROWTH PORTFOLIO
                                                                         YEAR ENDED AUGUST 31,
                                                             ------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1997     1996     1995         1994      1993
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                           $16.13   $14.70   $14.36       $12.02    $10.15
-------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
   Net Investment Income                                        .19      .19      .20          .14       .12
   Net Realized and Unrealized Gain (Loss) on Investments      2.28     1.65      .32         2.31      1.96
                                                             ------------------------------------------------
      Total from Investment Operations                         2.47     1.84      .52         2.45      2.08
                                                             ------------------------------------------------
DISTRIBUTIONS
   Dividends from Net Investment Income                        (.19)    (.20)    (.18)        (.11)     (.21)
   Distributions from Realized Capital Gains                   (.55)    (.21)      --           --        --
                                                             ------------------------------------------------
      Total Distributions                                      (.74)    (.41)    (.18)        (.11)     (.21)
-------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $17.86   $16.13   $14.70       $14.36    $12.02
=============================================================================================================

TOTAL RETURN                                                 15.84%   12.72%    3.76%       20.44%    21.06%
=============================================================================================================

RATIOS/SUPPLEMENTAL DATA
   Net Assets, End of Year (Millions)                        $7,089   $4,997   $3,354       $2,989    $1,477
   Ratio of Total Expenses to Average Net Assets              0.57%    0.56%    0.59%        0.46%     0.59%
   Ratio of Net Investment Income to Average Net Assets       1.26%    1.35%    1.53%        1.37%     1.27%
   Portfolio Turnover Rate                                      22%      22%      31%          28%       51%
   Average Commission Rate Paid                              $.0015   $.0223      N/A          N/A       N/A
-------------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

Vanguard International Growth Portfolio is registered under the Investment Company Act of 1940 as a diversified open-end investment company, or mutual fund. The Portfolio invests in securities of foreign issuers which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The Portfolio consistently follows such policies in preparing its financial statements.

    1. SECURITY VALUATION: Foreign securities listed on an exchange are valued at the latest quoted sales prices on the appropriate exchange as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Securities not listed on an exchange are valued at the latest quoted bid prices. Temporary cash investments are valued at cost, which approximates market value.

    2. FOREIGN CURRENCY: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the bid prices of those currencies against U.S. dollars last quoted by major banks as of 5:00 p.m. Geneva time on the valuation date.

    Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

    3. FORWARD CURRENCY CONTRACTS: The Portfolio enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The Portfolio's risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts.

    Forward currency contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

    4. FEDERAL INCOME TAXES: The Portfolio intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

    5. REPURCHASE AGREEMENTS: The Portfolio, along with other members of The Vanguard Group, transfers uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

    6. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

    7. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Schroder Capital Management International provides investment advisory services to the Portfolio for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance relative to the Morgan Stanley Capital

International Europe, Australasia, Far East Index. For the year ended August 31, 1997, the advisory fee represented an effective annual basic rate of 0.14% of the Portfolio's average net assets before an increase of $1,980,000 (an annual rate of 0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the Portfolio under methods approved by the Board of Directors. At August 31, 1997, the Portfolio had contributed capital of $534,000 to Vanguard (included in Other Assets), representing 2.7% of Vanguard's capitalization. The Portfolio's Directors and officers are also Directors and officers of Vanguard.

    Vanguard has asked the Portfolio's investment adviser to direct certain portfolio trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Portfolio part of the commissions generated. Such rebates are used solely to reduce the Portfolio's administrative expenses. For the year ended August 31, 1997, these arrangements reduced the Portfolio's expenses by $472,000 (0.01% of average net assets).

D. During the year ended August 31, 1997, the Portfolio purchased $2,400,830,000 of investment securities and sold $1,266,687,000 of investment securities other than temporary cash investments.

    During the year ended August 31, 1997, the Portfolio realized net foreign currency losses of $1,079,000, which decreased distributable net income for tax purposes; accordingly, such losses have been reclassified from accumulated net realized gains to undistributed net investment income.

    Certain of the Portfolio's investments are in securities considered to be "passive foreign investment companies," for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. The cumulative total of distributions related to passive foreign investment company holdings at August 31, 1997, was $1,309,000. The Portfolio had an additional $1,475,000 of unrealized appreciation on passive foreign investment companies which was available for distribution at August 31, 1997.

E. At August 31, 1997, net unrealized appreciation of investment securities for federal income tax purposes was $1,338,297,000, consisting of unrealized gains of $1,615,312,000 on securities that had risen in value since their purchase and $277,015,000 in unrealized losses on securities that had fallen in value since their purchase.

    At August 31, 1997, the Portfolio had open forward currency contracts to deliver foreign currency in exchange for U.S. dollars as follows:

-------------------------------------------------------------------------------
                                                   (000)
                         ------------------------------------------------------
                           CONTRACT AMOUNT
                         --------------------                      UNREALIZED
CONTRACT                  FOREIGN      U.S.    MARKET VALUE IN    APPRECIATION
SETTLEMENT DATE           CURRENCY   DOLLARS     U.S. DOLLARS    (DEPRECIATION)
-------------------------------------------------------------------------------
Deliver:
9/11/97            FRF    2,340,000  $369,937     $385,991          $(16,054)
9/19/97            JPY   45,000,000   380,064      374,937             5,127
-------------------------------------------------------------------------------

FRF--French franc.
JPY--Japanese yen.

    Net unrealized depreciation of $10,927,000 related to open forward currency contracts is required to be treated as realized loss for tax purposes.

    The Portfolio had net unrealized foreign currency losses of $362,000 resulting from the translation of other assets and liabilities at August 31, 1997.

F. The market value of securities on loan to broker/dealers at August 31, 1997, was $206,694,000, for which the Portfolio held cash collateral of $219,654,000.

REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and
Board of Directors of
Vanguard International Growth Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard International Growth Portfolio (the "Portfolio") at August 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been settled, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

October 3, 1997

SPECIAL 1997 TAX INFORMATION (UNAUDITED)
FOR VANGUARD INTERNATIONAL GROWTH PORTFOLIO

This information for the fiscal year ended August 31, 1997, is included pursuant to provisions of the Internal Revenue Code.

       The Portfolio designates $153,604,000 as capital gain dividends (from net long-term capital gains), of which $12,159,000 was distributed to shareholders in December 1996. The balance of $141,445,000, along with any additional gains realized through October 31, 1997, will be distributed in December 1997. The Portfolio has elected to pass through the credit for taxes paid in foreign countries. The foreign income and foreign tax per share outstanding on August 31, 1997, are as follows:

                 -----------------------------------------------
                                   GROSS FOREIGN         FOREIGN
                 COUNTRY             DIVIDENDS             TAX
                 -----------------------------------------------
                 Argentina            $.0005              $.0000
                 Australia             .0082               .0003
                 Brazil                .0073               .0001
                 Canada                .0095               .0013
                 Chile                 .0013               .0003
                 Denmark               .0032               .0005
                 Finland               .0011               .0002
                 France                .0286               .0000
                 Germany               .0176               .0018
                 Hong Kong             .0261               .0011
                 Indonesia             .0015               .0002
                 Italy                 .0008               .0001
                 Japan                 .0226               .0031
                 Korea                 .0023               .0004
                 Malaysia              .0026               .0008
                 Mexico                .0035               .0000
                 Netherlands           .0283               .0041
                 Philippines           .0014               .0003
                 Singapore             .0049               .0011
                 Sweden                .0064               .0010
                 Switzerland           .0344               .0052
                 Thailand              .0019               .0002
                 United Kingdom        .0612               .0079
                 -----------------------------------------------


The pass-through of foreign tax credit will affect only shareholders on the dividend record date in December 1997. Shareholders will receive more detailed information along with their Form 1099-DIV in January 1998.

DIRECTORS AND OFFICERS

JOHN C. BOGLE
Chairman of the Board and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
President, Chief Executive Officer, and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

ROBERT E. CAWTHORN
Chairman Emeritus and Director of Rhone-Poulenc Rorer, Inc.; Managing Director of Global Health Care Partners/DLJ Merchant Banking Partners; Director of Sun Company, Inc., and Westinghouse Electric Corp.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co.; Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corp., Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., and NACCO Industries.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co.; Trustee of Vanderbilt University.


OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.


        "Standard & Poor's 500," "S&P 500(R)," "Standard & Poor's(R)," "S&P(R)," and "500" are trademarks of The McGraw-Hill Companies, Inc.
   Frank Russell Company is the owner of trademarks and copyrights relating to the Russell Indexes. "Wilshire 4500" and "Wilshire 5000"
                    are trademarks of Wilshire Associates.

THE VANGUARD
FAMILY OF FUNDS

EQUITY AND BALANCED FUNDS

GROWTH AND INCOME FUNDS
  Vanguard/Windsor Fund
  Vanguard/Windsor II
  Vanguard Equity Income Fund
  Vanguard Growth and Income Portfolio
  Vanguard Selected Value Portfolio
  Vanguard/Trustees' Equity-U.S. Portfolio
  Vanguard Convertible Securities Fund

BALANCED FUNDS
  Vanguard/Wellington Fund
  Vanguard/Wellesley Income Fund
  Vanguard STAR Portfolio
  Vanguard Asset Allocation Fund
  Vanguard LifeStrategy Portfolios

GROWTH FUNDS
  Vanguard/Morgan Growth Fund
  Vanguard/PRIMECAP Fund
  Vanguard U.S. Growth Portfolio

AGGRESSIVE GROWTH FUNDS
  Vanguard Explorer Fund
  Vanguard Specialized Portfolios
  Vanguard Horizon Fund

INTERNATIONAL FUNDS
  Vanguard International Growth Portfolio
  Vanguard International Value Portfolio

INDEX FUNDS
  Vanguard Index Trust
  Vanguard Tax-Managed Fund
  Vanguard Balanced Index Fund
  Vanguard Bond Index Fund
  Vanguard International Equity Index Fund
  Vanguard Total International Portfolio

FIXED-INCOME FUNDS

MONEY MARKET FUNDS
  Vanguard Money Market Reserves
  Vanguard Treasury Money Market Portfolio
  Vanguard Admiral Funds

INCOME FUNDS
  Vanguard Fixed Income Securities Fund
  Vanguard Admiral Funds
  Vanguard Preferred Stock Fund

TAX-EXEMPT MONEY MARKET FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds (CA, NJ, NY, OH, PA)

TAX-EXEMPT INCOME FUNDS
  Vanguard Municipal Bond Fund
  Vanguard State Tax-Free Funds (CA, FL, NJ, NY, OH, PA)

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

http://www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by
prospectus only. Prospectuses
contain more complete information
on advisory fees, distribution charges,
and other expenses and should be read
carefully before you invest or send
money. Prospectuses can be obtained
directly from The Vanguard Group.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

Q810-8/97 - (C) 1997 Vanguard Marketing Corporation, Distributor